SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2005

AMERICAN COMMUNITY BANCSHARES, INC.

(Exact name of Registrant as specified in its charter)

NORTH CAROLINA	000-30517	56-2179531
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

4500 CAMERON VALLEY PARKWAY, SUITE 150, CHARLOTTE, NC 28211

(Address of principal executive offices)

Registrant’s telephone number, including area code (704) 225-8444

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 26, 2005, the Board of Directors of American Community Bancshares, Inc. (the “Registrant”) took formal action to approve an amendment to the American Community Bancshares, Inc. 2001 Incentive Stock Option Plan (the “Plan”) increasing the number of shares authorized for issuance upon the exercise of stock options granted under the Plan by 50,000.

The increase in the number of shares eligible for issuance under the Plan was approved by the Registrant’s shareholders at the Registrant’s annual meeting of shareholders on April 26, 2005.

A copy of the amended Plan, as adopted by the Registrant’s Board of Directors, is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 8.01 OTHER EVENTS

On July 28, 2005, the Registrant announced that its Board of Directors has approved a quarterly cash dividend for the third quarter 2005 of $0.05 per share. The dividend is payable on September 1, 2005 to shareholders of record on August 12, 2005.

The Registrant’s press release regarding the quarterly dividend for third quarter 2005 is furnished herewith as Exhibit 99.1 and incorporated by reference into this Item 8.01.

The information contained in and incorporated by reference into Item 8.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description of Exhibit
10.1	American Community Bancshares, Inc. 2001 Incentive Stock Option Plan, as amended and restated
99.1	Press release dated July 28, 2005

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMUNITY BANCSHARES, INC.

By:	/s/ Randy P. Helton
Randy P. Helton President and CEO

Dated: July 28, 2005

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	American Community Bancshares, Inc. 2001 Incentive Stock Option Plan, as amended and restated
99.1	Press release dated July 28, 2005